FIXED INCOME FUNDS

PROSPECTUS SUPPLEMENT

NORTHERN FUNDS

FIXED INCOME FUNDS

SUPPLEMENT DATED MARCH 26, 2013 TO

PROSPECTUS DATED JULY 31, 2012

The following replaces (1) the sixth paragraph under the Tax-Advantaged Ultra-Short Fixed Income Fund’s “FUND SUMMARIES — PRINCIPAL INVESTMENT STRATEGIES” section beginning on page 22 of the Prospectus; and (2) the fifth paragraph under the Ultra-Short Fixed Income Fund’s “FUND SUMMARIES — PRINCIPAL INVESTMENT STRATEGIES” section beginning on page 26 of the Prospectus:

The Fund’s dollar-weighted average maturity, under normal circumstances, will range between six and eighteen months. Under normal circumstances, the Fund will invest only in securities with a duration of three years or less. The investment management team may adjust the Fund’s holdings based on actual or anticipated changes in interest rates or credit quality, and may shorten the Fund’s duration below six months based on the investment management team’s interest rate outlook or adverse market conditions.

Please retain this Supplement with your Prospectus for future reference.

50 South LaSalle Street P.O. Box 75986 Chicago, Illinois 60675-5986 800-595-9111 northernfunds.com	FIX SPT (3/13)

NORTHERN FUNDS PROSPECTUS